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                                                                   EXHIBIT 10.80


                           AMENDMENT AGREEMENT NO. 3
                           -------------------------

      AMENDMENT AGREEMENT NO. 3 ("Amendment") dated as of April 26, 2005 to (i) the Revolving Credit Agreement dated as of September 27, 2002, as amended to date (as the same may be further amended, supplemented or modified from time to time in accordance with its terms, the "Credit Agreement") by and among UNITED STATES ENRICHMENT CORPORATION, a Delaware corporation (the "Borrower"), the lenders party thereto (the "Lenders") and JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as Administrative and Collateral Agent (the "Agent"), MERRILL LYNCH CAPITAL, as Syndication Agent, GMAC COMMERCIAL FINANCE LLC (formerly known as GMAC Business Credit, LLC), as Documentation Agent and WACHOVIA BANK, N.A. (successor by merger to Congress Financial Corporation), as Managing Agent and (ii) the Guarantee dated as of September 27, 2002, as amended to date (as the same may be further amended, supplemented or modified from time to time in accordance with its terms, the "Holdings Guarantee"), executed by USEC, Inc., a Delaware corporation ("Holdings"), in favor of the Agent for the Lenders, the Agent as an issuer of Letters of Credit and certain other persons more fully described in the preamble to the Guarantee. All capitalized terms used herein and not otherwise defined shall have the meaning assigned to such terms in the Credit Agreement.

      WHEREAS, the Borrower, Lenders and the Agent entered into the Credit Agreement and other Financing Documents, including the Holdings Guarantee;

      WHEREAS, the Credit Agreement permits the Borrower to make Permitted Investments, but the Holdings Guarantee does not permit Holdings to make Permitted Investments nor does the Credit Agreement permit the Borrower to make Restricted Payments to Holdings for the purpose of making Permitted Investments;

      WHEREAS, the categories of Permitted Investments does not permit investments in auction rate securities;

      WHEREAS, the Credit Agreement contains restrictions on the redemption of Indebtedness; and

      WHEREAS, the Borrower has requested that the Required Lenders amend the definition of Permitted Investments to allow investments in certain auction rate securities, amend the provisions of Section 6.06 of the Credit Agreement to modify the restrictions on redemptions of Indebtedness and for the purpose of allowing Restricted Payments to be made to Holdings for the purpose of making Permitted Investments and to amend the Holdings Guarantee to permit the making by Holdings of Permitted Investments.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      SECTION 1. AMENDMENTS TO CREDIT AGREEMENT
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      1.1   The definition of "Permitted Investments" in Article I of the Credit
Agreement is hereby amended by striking the word "and" at the end of subparagraph (e), striking the period at the end of subparagraph (f) and adding in its place "; and" and adding the following subparagraph (g):

            "(g) AAA rated asset backed auction rate securities which are repriced at least every 35 days."

      1.2 Section 6.06 of the Credit Agreement is hereby amended by (x) striking the words "$25,000,000 in any fiscal year and" contained in subsection
(c) and (y) striking the word "; and" in the last line of subsection (e), substituting a comma, striking the period at the end subsection (f), substituting the word "and" and adding the following subsection (g):

            "(g) the Borrower may transfer funds to Holdings to permit Holdings to make Permitted Investments."

      SECTION 2. AMENDMENT TO HOLDINGS GUARANTEE

      2.1 Section 5 of the Holdings Guarantee is hereby amended by amending in its entirety the final sentence at the end of such Section to read as follows:

      "Notwithstanding anything to the contrary contained in this Section 5, the Guarantor may (i) enter into the Security Agreement dated as of February 2, 2005 made by the Guarantor and the Borrower in favor of the Department of Energy and grant a Lien on the assets described therein, provided that such Lien complies with Section 6.02(g) of the Credit Agreement and (ii) make Permitted Investments, provided the Guarantor has granted a Lien on all such Investments in favor of the Agent as required by the Security Agreement."

      SECTION 3. CONDITIONS PRECEDENT

      3.1 All representations and warranties contained in this Amendment or otherwise made in writing to the Agent in connection herewith shall be true and correct.

      3.2 No unwaived event has occurred and is continuing which constitutes an Event of Default under the Credit Amendment or would constitute such an Event of Default but for the requirement that notice be given or time elapse or both.

      3.3 The Agent shall have received counterparts of this Amendment duly executed by the Borrower, Holdings, the other Guarantors and Required Lenders.

         SECTION 4.        MISCELLANEOUS

      4.1 The Borrower reaffirms and restates the representations and warranties set forth in Article IV of the Credit Agreement and all such representations and warranties shall be true and correct on the date hereof with the same force and effect as if made on such date (except insofar as such representations and warranties relate expressly to an earlier date). The foregoing representations and warranties shall be subject to, and interpreted in conjunction with, the terms of the Waiver Agreement dated as of April 7, 2005 among the Borrower, Holdings, the Lenders and the Agent. Each of the Borrower, Holdings and the other Guarantors represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Agent that:

            (a) It has the power and authority to execute, deliver and carry out the terms and provisions of this Amendment and the transactions contemplated hereby and has taken or caused to be taken all necessary action to authorize the execution, delivery and performance of this Amendment and the transactions contemplated hereby;
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            (b)   No consent of any other person, and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Amendment;

            (c) This Amendment has been duly executed and delivered on behalf of each such party by a duly authorized officer, and constitutes its legal, valid and binding obligation enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and the exercise of judicial discretion in accordance with general principles of equity;

            (d) The execution, delivery and performance of this Amendment will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under any contractual obligation of each.

      4.2 All references to the Credit Agreement in the Credit Agreement, the Financing Documents and the other documents and instruments delivered pursuant to or in connection therewith shall mean the Credit Agreement as amended hereby and as such may in the future be amended, restated, supplemented or modified from time to time;

      4.3 Except as expressly set forth in this Amendment, the terms, provisions and conditions of the Credit Agreement and other Financing Documents are unchanged, and said agreements shall remain in full force and effect and are hereby confirmed and ratified;

      4.4 This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement;

      4.5 Delivery of an executed counterpart of a signature page by telecopier shall be effective as delivery of a manually executed counterpart; and

      4.6 This Amendment shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York and shall become effective upon execution thereof by the Borrower, the Agent and the Required Lenders.


                  [Remainder of Page Left Intentionally Blank]
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IN WITNESS WHEREOF, the Borrower, the Agent and the Required Lenders have caused this Amendment to be duly executed by their respective officers as of the date and year first above written.

                         UNITED STATES ENRICHMENT CORPORATION,
                         as Borrower


                         By:     /s/ Ellen C. Wolf
                             ---------------------------------
                                 Name:  Ellen C. Wolf
                                 Title: Sr VP and CFO


                         USEC INC., as Guarantor


                         By:     /s/ Ellen C. Wolf
                             ---------------------------------
                                 Name:  Ellen C. Wolf
                                 Title: Sr VP and CFO


                         JPMORGAN CHASE BANK, N.A. (formerly known as
                         JPMorgan Chase Bank) individually and as Administrative and Collateral Agent and Lead Arranger


                         By:     James M. Barbato
                             ---------------------------------
                                 Name:  James M. Barbato
                                 Title: Vice President

                         MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services, Inc., as Syndication Agent and Lender


                         By:     /s/ Barry W. Dubin
                             ---------------------------------
                                 Name:  Barry W. Dubin
                                 Title: Assistant Vice President


                         GMAC COMMERCIAL FINANCE LLC, as
                         Documentation
                         Agent and Lender

                         By:     /s/ Thomas Maiale
                             ---------------------------------
                                 Name:  Thomas Maiale
                                 Title: Director
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                         WACHOVIA BANK, N.A. (successor by merger to
                         Congress Financial Corporation), as Managing Agent and Lender


                         By:   /s/ Jason Searle
                             ----------------------------
                                   Name:  Jason Searle
                                   Title: Associate


                         SIEMENS FINANCIAL SERVICES, INC., as Lender


                         By:   /s/ Frank Amodio
                             ----------------------------
                                   Name:  Frank Amodio
                                   Title: Vice President - Credit


                         SOVEREIGN BANK, as Lender


                         By:  /s/ Eric Ritter
                             ----------------------------
                                  Name: Eric Ritter
                                  Title:AVP


Acknowledged:

NAC HOLDING INC., as Guarantor


By:   /s/ Michael R. Clarke
     ----------------------------
     Name:  Michael R. Clarke
     Title: Treasurer


NAC INTERNATIONAL INC., as Guarantor


By:   /s/ Michael R. Clarke
     ----------------------------
     Name:  Michael R. Clarke
     Title: Treasurer